UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2015 (May 1, 2015)

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15295 (Commission File Number)	25-1843385 (I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California (Address of principal executive offices)	91360 (Zip Code)

Registrant’s telephone number, including area code: (805) 373-4545

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant

(a)     As previously reported in the Current Report on Form 8-K, dated April 14, 2015, the Audit Committee (the “Audit Committee”) of the Board of Directors of Teledyne Technologies Incorporated (the “Company”) approved the dismissal of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accountant, effective as of the date of E&Y’s completion of the audit services for the fiscal quarter ended March 29, 2015, and the filing of the Company’s related Quarterly Report on Form 10-Q.  On May 1, 2015, the Company filed its Quarterly Report on Form 10-Q for the fiscal quarter ended March 29, 2015.

 No audit report of E&Y on the Company’s consolidated financial statements for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

 During the Company’s two most recent fiscal years and subsequent interim period preceding E&Y’s dismissal, there was no disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report.

  The Company provided E&Y with a copy of this Form 8-K/A prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested E&Y to furnish the Company with a letter addressed to the SEC stating whether E&Y agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of E&Y’s letter, dated May 1, 2015, is attached as Exhibit 16.1 to this Form 8-K/A.

(b)    As previously reported in the Current Report on Form 8-K, dated April 14, 2015, the Audit Committee approved the appointment of Deloitte & Touche LLP ("D&T") as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the 2015 fiscal year, and to perform a review of the Company’s condensed consolidated interim financial statements for the second and third fiscal quarters of fiscal 2015.

 During the Company’s two most recent fiscal years and subsequent interim period preceding D&T’s engagement, neither the Company nor anyone on its behalf consulted D&T regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by D&T to the Company that D&T concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 16.1	Letter from Ernst & Young LLP, dated May 1, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:    /s/ Susan L. Main

Susan L. Main
Senior Vice President and Chief Financial Officer

Dated May 1, 2015

EXHIBIT INDEX
Description

Exhibit 16.1	Letter from Ernst & Young LLP, dated May 1, 2015